Exhibit 10.1



                               SEVENTH AMENDMENT


                  SEVENTH AMENDMENT, dated as of March 18, 2005 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Interstate Bakeries Corporation, a Delaware corporation ("Holdings"), Interstate Brands Corporation, a Delaware corporation ("Brands" or the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, BNP Paribas, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank International", New York Branch, and SunTrust Bank, each as a co-documentation agent, Bank of America, N.A., as syndication agent, and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, "JPMorgan") as administrative agent (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                  WHEREAS, on September 22, 2004, the Borrower and the other Loan Parties each commenced a bankruptcy case (collectively, the "Bankruptcy Cases") under chapter 11 of title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) in the Western District of Missouri Bankruptcy Court, Kansas City Division (the "Bankruptcy Court");

                  WHEREAS, the Borrower and the other Loan Parties have requested that, notwithstanding the occurrence of the Bankruptcy Cases and the occurrence and continuance of various Events of Default, the Administrative Agent, Issuing Lenders and Required Lenders amend, replace, renew or reissue Letters of Credit issued and outstanding under the Credit Agreement as and when such Letters of Credit expire in the ordinary course;

                  WHEREAS, it is in the best interests of the Lenders that the Letters of Credit are amended, replaced, renewed or reissued in the ordinary course of business; and

                  WHEREAS, the Administrative Agent and the Issuing Lenders have agreed to such request, but only upon the terms and subject to the conditions expressly set forth in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to Section 3.1 of the Credit Agreement [L/C Commitment]. Section 3.1(a) of the Credit Agreement is hereby amended by inserting "and" immediately before "(ii)" in the second sentence thereof and deleting clause (iii) in its entirety from the second sentence thereof.

                  SECTION 2. Consent. Notwithstanding anything to the contrary in the Credit Agreement, including without limitation Section 5.2 of the Credit Agreement, the Required Lenders hereby consent to, and request that the Administrative Agent and Issuing Lenders take such actions to effectuate, the amendment, replacement, renewal or reissuance of any Letter of Credit, so long as the aggregate amount of the sum of Letters of Credit outstanding and unpaid Reimbursement Obligations do not exceed the face amount of Letters of Credit outstanding as of the date hereof.

                  SECTION 3. Payment of Expenses. In addition to its obligations under Section 10.5 of the Credit Agreement and the Final Order (I) Authorizing Debtors (A) to Obtain Post-Petition Financing and (B) to Utilize Cash Collateral and (II) Granting Adequate Protection to Pre-Petition Secured Parties, entered by the Bankruptcy Court on October 22, 2004, Holdings and the Borrower agree to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel, and any financial or other advisors, to the Administrative Agent.

                  SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

                  (a) the Administrative Agent (or its counsel) shall have received a counterpart of the Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower, (ii) the Guarantors, (iii) the Required Lenders and (iv) JPMorgan in its capacity as Issuing Lender; and

                  (b) the Borrower shall have paid the reasonable fees and expenses of counsel and advisors to the Administrative Agent for which invoices have been timely presented prior to the Effective Date.

                  SECTION 5. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              INTERSTATE BRANDS CORPORATION, as Borrower

                              By:      /s/  Ronald B. Hutchison
                                  -------------------------------
                                   Name: Ronald B. Hutchison
                                   Title:   EVP & CFO


                              INTERSTATE BAKERIES CORPORATION, as Guarantor

                              By:      /s/  Ronald B. Hutchison
                                  -------------------------------
                                   Name: Ronald B. Hutchison
                                   Title:   EVP & CFO


                              IBC SALES CORPORATION, as Guarantor

                              By:      /s/  Ronald B. Hutchison
                                  -------------------------------
                                   Name: Ronald B. Hutchison
                                   Title:   EVP & CFO


                              BAKER'S INN QUALITY BAKED GOODS, LLC, as Guarantor

                              By:      /s/  Ronald B. Hutchison
                                  -------------------------------
                                   Name: Ronald B. Hutchison
                                   Title:   EVP & CFO


                              IBC SERVICES, LLC, as Guarantor

                              By:      /s/  Ronald B. Hutchison
                                  -------------------------------
                                   Name: Ronald B. Hutchison
                                   Title:   EVP & CFO

                              IBC TRUCKING, LLC, as a Guarantor


                              By:      /s/  Ronald B. Hutchison
                                  -------------------------------
                                   Name: Ronald B. Hutchison
                                   Title:   EVP & CFO

                              JP MORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent, an Issuing Lender, a Term Lender and a Revolving Lender

                              By:      /s/  Jonathan Katz
                                  ----------------------------------------
                                   Name: Jonathan Katz
                                   Title:   Vice President

                              BANK OF AMERICA, N.A.

                              By:      /s/  Jonathon M. Barnes
                                  ----------------------------------------
                                   Name: Jonathon M. Barnes
                                   Title:   Associate

                              BDC FINANCE, L.L.C.

                              By:      /s/  James J. Zenni, Jr.
                                  ----------------------------------------
                                   Name: James J. Zenni, Jr.
                                   Title:   Director

                              BLACK DIAMOND CLO 2000-1, LTD.

                              By:      /s/  Alan Corkish
                                  -------------------------------
                                   Name: Alan Corkish
                                   Title:   Director


                              By:
                                  ----------------------------------------
                                   Name:
                                   Title:

                              BLACK DIAMOND INTERNATIONAL
                              FUNDING, LTD.

                              By:      /s/  Alan Corkish
                                  -------------------------------
                                   Name:
                                   Title:


                              By:
                                  ----------------------------------------
                                   Name:
                                   Title:

                              CFPI

                              By:      /s/  Paul C. Zingaroh
                                  ----------------------------------------
                                   Name: Paul C. Zingaroh
                                   Title:   Director

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              INTERNATIONAL", NEW YORK BRANCH

                              By:      /s/  Rebecca O. Morrow
                                  ----------------------------------------
                                   Name: Rebecca O. Morrow
                                   Title:   Executive Director


                              By:      /s/  Karen E. Boyer
                                  ----------------------------------------
                                   Name: Karen E. Boyer
                                   Title:   Executive Director

                              CONSTANTINUS EATON VANCE CDO V, LTD.
                              By:  Eaton Vance Management as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              CYPRESS POINT TRADING LLC

                              By:      /s/  Meredith J. Koslick
                                  ----------------------------------------
                                   Name: Meredith J. Koslick
                                   Title:   Assistant Vice President

                              EATON VANCE CDO III, LTD.
                              By:  Eaton Vance Management as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              EATON VANCE CDO VI LTD.
                              By:  Eaton Vance Management as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              EATON VANCE INSTITUTIONAL
                              SENIOR LOAN FUND
                              By:  Eaton Vance Management as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              EATON VANCE
                              LIMITED DURATION INCOME FUND
                              By:  Eaton Vance Management as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              EATON VANCE SENIOR
                              FLOATING-RATE TRUST
                              By:  Eaton Vance Management as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              EATON VANCE SENIOR INCOME TRUST
                              By:  Eaton Vance Management as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              FARM CREDIT SERVICES OF
                              MISSOURI, PCA, Successor
                              in interest to Farm
                              Credit Services of
                              Eastern Missouri

                              By:      /s/  Kevin Schieber
                                  ----------------------------------------
                                   Name: Kevin Schieber
                                   Title:   Risk Asset Manager

                              FIELD POINT II, LTD.

                              By:      /s/  Jeffrey A. Golfand
                                  ----------------------------------------
                                   Name: Jeffrey A. Golfand
                                   Title:   Authorized Signatory

                              GRAYSON & CO
                              By: Boston Management and Research as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              LONG LANE MASTER TRUST IV

                              By:      /s/  Kelly W. Warnement
                                  -------------------------------
                                   Name: Kelly W. Warnement
                                   Title:   Authorized Agent

                              MERRILL LYNCH CREDIT PRODUCTS, LLC.

                              By:      /s/  Neyda Darias
                                  -------------------------------
                                   Name: Neyda Darias
                                   Title:   Vice President

                              MORGAN STANLEY SENIOR FUNDING, INC.

                              By:      /s/  Ian Sandler
                                  ----------------------------------------
                                   Name: Ian Sandler
                                   Title:   Vice President

                              Q FUNDING III, L.P.
                              By:  Paufrock Onshore, L.P., in General Partner
                              By:  J. Alfred Onshore, LLC, in General Partner

                              By:      /s/  Robert McCormick
                                  ----------------------------------------
                                   Name: Robert McCormick
                                   Title:   Vice President

                              SEA PINES FUNDING LLC

                              By:      /s/  Meredith J. Koslick
                                  ----------------------------------------
                                   Name: Meredith J. Koslick
                                   Title:   Assistant Vice President

                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research as Investment Advisor

                              By:      /s/  Michael B. Botthof
                                  ----------------------------------------
                                   Name: Michael B. Botthof
                                   Title:   Vice President

                              SIMSBURY CLO, LIMITED

                              By:      /s/  Richard McGauley
                                  ----------------------------------------
                                   Name: Richard McGauley
                                   Title:  Managing Director, BABSON CAPITAL
                                         MANAGEMENT, LLC UNDER
                                         DELEGATED AUTHORITY FROM
                                         MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY AS
                                         COLLATERAL MANAGER

                              SPCP GROUP, LLC

                              By:      /s/  Jeffrey A. Golfand
                                  ----------------------------------------
                                   Name: Jeffrey A. Golfand
                                   Title:   Authorized Signatory

                              SUFFIELD CLO, LIMITED

                              By:      /s/  Richard McGauley
                                  ----------------------------------------
                                   Name: Richard McGauley
                                   Title:   Managing Director, Babson Capital
                                         Management, LLC

                              TRS 1 LLC

                              By:      /s/  Edward Schaffer
                                  ----------------------------------------
                                   Name: Edward Schaffer
                                   Title:   Vice President

                              TRS THEBE LLC

                              By:      /s/  Alice L. Wagner
                                  ----------------------------------------
                                   Name: Alice L. Wagner
                                   Title:   Vice President

                              UBS AG, STAMFORD BRANCH
                              By:  UBS Securities LLC, as Agent

                              By:      /s/  Wilfred V. Saint
                                  ----------------------------------------
                                   Name: Wilfred V. Saint
                                   Title:   Director Banking Products Services,
                                            US


                              By:      /s/  Toba Lumbantobing
                                  ----------------------------------------
                                   Name: Toba Lumbantobing
                                   Title:   Associate Director Banking Products
                                            Services, US